Exhibit 10.39

REGISTRATION RIGHTS AGREEMENT

This agreement, dated as of June 20, 2007 (this “Agreement”) is entered into by and among Catcher Holdings, Inc., a Delaware corporation (the “Company”), and the persons and entities listed on Exhibit A hereto (each an “Investor” and collectively, the “Investors”).

Recitals

WHEREAS, the Company and certain Investors have entered into either (i) a Note and Restricted Stock Purchase Agreement, dated as of June 20, 2007 by and among the Company and the Purchasers signatory thereto (the “New Note and Restricted Stock Purchase Agreement”) or (ii) the Note and Restricted Stock Purchase Agreement, dated as of April 4, 2007 by and among the Company and the Purchasers signatory thereto, as amended (the “Old Note and Restricted Stock Purchase Agreement”, and together with the New Note and Restricted Stock Purchase Agreement the “Note and Restricted Stock Purchase Agreements”), pursuant to which certain Investors will purchase or have purchased Secured Convertible Promissory Notes (the “Notes”) and shares of restricted Common Stock of the Company (the “Shares”); and

WHEREAS, the Company and the Investors desire to provide for certain arrangements with respect to the registration of the Shares and the Registrable Conversion Shares (as defined below) under the Securities Act of 1933, as amended (the “Securities Act”);

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this agreement, the parties hereto agree as follows:

1. Certain Definitions.

As used in this agreement, the following terms shall have the following respective meanings:

1.1. The term “Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

1.2 The term “Filing Date” means, (a) with respect to the initial registration statement required to be filed hereunder, the 60th calendar day following the date of the final closing under the New Note and Restricted Stock Purchase Agreement (the “Final Closing Date”), and (b) with respect to any additional registration statements which may be required to be filed pursuant to Section 5.11, the 30th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional registration statement is required hereunder.

1.3 The term “Holder” shall mean any person owning or having the right to acquire Registrable Securities or any permitted transferee of a Holder.

1.4 The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

1.5 The term “Registrable Conversion Securities” shall mean the shares of Common Stock issuable upon the conversion of the Notes pursuant to Section 6 thereof and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that such securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been disposed of pursuant to a registration statement declared effective by the Commission; (ii) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; and (iii) are held by a Holder.

1.6 The term “Registrable Non-Conversion Securities” shall mean the Shares and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that such securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been disposed of pursuant to a registration statement declared effective by the Commission; (ii) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; and (iii) are held by a Holder.

1.7 The term “Registrable Securities” shall mean the Registrable Conversion Securities and the Registrable Non-Conversion Securities.

1.8 The term “Selling Holders” shall mean the Holders selling their Registrable Securities.

2 Mandatory Registration.

2.1 The Company agrees that on or prior to each relevant Filing Date, it will file a registration statement on Form SB-2 (or on such other form appropriate for such purpose) (the “Mandatory Registration”) covering the resale of the Registrable Non-Conversion Securities within 60 days of the Final Closing Date.

2.2 The Company agrees that it will use its commercially reasonable efforts and will cooperate fully with the Commission to cause such registration statement to be declared effective by the Commission as promptly as possible after the filing thereof, including without limitation by using its commercially reasonable efforts to respond to any comments of the Commission within thirty (30) calendar days following receipt of the initial comments from the Commission and within fifteen (15) business days following receipt of any additional comments received from the Commission.

2.3 Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”). The Company shall not be required to include in a Registration Statement the Registrable Non-Conversion Securities of any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least ten (10) trading days prior to the Filing Date.

2.4 Notwithstanding any other provision of this Section 2, if the Company determines that it is desirable in order to comply with the requirements of the Commission that the number of securities to be registered (including Registrable Non-Conversion Securities) in such registration be reduced, then the Company shall so advise all Holders of Registrable Non-Conversion Securities that would otherwise be registered pursuant hereto, and the number of shares that may be included in the registration shall be allocated to as follows: First, to the Holders of the Registrable Non-Conversion Securities sold pursuant to the Note and Restricted Stock Purchase Agreements; and second, to the Holders of the Company’s securities to whom the Company has granted, prior to the date hereof, or does grant, after the date hereof, rights to registration, in each case on a pro rata basis (as nearly as practicable) based on the number of Registrable Non-Conversion Securities or other securities held by all such Holders; provided, however, that none of the Company’s securities held by officers and directors shall be included in such registration unless and until all Registrable Non-Conversion Securities requested to be included in such registration are in fact included.

3 Request for Registration.

3.1 Subject to the conditions of this Section 3, if the Company shall receive at any time a written request from the Holders of a majority or more of the Registrable Conversion Securities then outstanding (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of at least twenty-five percent (25%) of the Registrable Conversion Securities issuable upon conversion of Notes then outstanding, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 3.1, use commercially reasonable efforts to file such registration statement within thirty (30) days of the receipt of the Holders’ notice, as discussed below, and effect, as soon as practicable, the registration under the Securities Act of all Registrable Conversion Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 3.1; provided, however, that the obligations of the Company under this Section 3 shall be contingent upon the Holders of such Registrable Conversion Securities executing an amendment to the Notes fixing the conversion price located in Section 5(a) or Section 6(a) thereof. Subject to the foregoing sentence, the Holders shall not be required to convert the Notes in order to request registration or to have such Registrable Conversion Securities included on a registration statement filed pursuant to this Section 3.

3.2 If the Initiating Holders intend to distribute the Registrable Conversion Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3 and the Company shall include such information in the written notice referred to in Section 3.1. In such event the right of any Holder to include its Registrable Conversion Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Conversion Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Conversion Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Conversion Securities on a pro rata basis (as nearly as practicable) based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Conversion Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

3.3 In addition, the Company shall not be required to effect a registration pursuant to this Section 3:

(i) after the Company has effected one (1) registration pursuant to this Section 3, and such registration has been declared or ordered effective;

(ii) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(iii) if the Company shall furnish to Holders requesting a registration pursuant to this Section 3, a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration to be effected at such time or would require premature disclosure in such registration statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, in which event the Company shall have the right to defer such filing for a period of not more than six (6) months after receipt of the request of the Initiating Holders; or

(iv) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act.

3.4 Notwithstanding any other provision of this Section 3, if the Company determines that it is desirable in order to comply with the requirements of the Commission that the number of securities to be registered (including Registrable Conversion Securities) in such registration be reduced, then the Company shall so advise all Holders of Registrable Conversion Securities that would otherwise be registered pursuant hereto, and the number of shares that may be included in the registration shall be allocated to as follows: First, to the Holders of the Registrable Conversion Securities issuable pursuant to the conversion of the Notes issued pursuant to the Note and Restricted Stock Purchase Agreements; and second, to the Holders of the Company’s securities to whom the Company has granted, prior to the date hereof, or does grant, after the date hereof, rights to registration, in each case on a pro rata basis (as nearly as practicable) based on the number of Registrable Conversion Securities or other securities held by all such Holders; provided, however, that none of the Company’s securities held by officers and directors shall be included in such registration unless and until all Conversion Registrable Securities requested to be included in such registration are in fact included.

3.5 Notwithstanding any other provision of this Agreement, in the event that the Notes are converted into Next Securities (as that term is defined in the Notes) pursuant to Section 5 thereof, the registration rights of such Next Securities will be granted pursuant to a registration rights agreement to be executed in connection with the Next Financing (as that term is defined in the Notes) and this Agreement shall not apply to such Next Securities.

4. Registration Rights in Connection with a Financing. Upon conversion of the Notes in accordance with Section 5(a) thereof, the Holders shall become party to the Registration Rights Agreement covering the Next Securities (as that term is defined in the Notes), provided, however, that such Registration Rights Agreement shall contain terms no less favorable than the terms contained herein.

5. Registration Procedures. Whenever required under this Agreement to include Registrable Securities in a registration statement, the Company shall, as expeditiously as commercially reasonably possible:

5.1 Use its commercially reasonable efforts to cause such registration statement to remain effective until the later to occur of (i) two (2) years from the date of this Agreement, or (ii) such time that all of such Registrable Securities covered by such Registration Statement are no longer, by reason of Rule 144(k) under the Securities Act, required to be registered for the sale thereof by such Holders. The Company will also use commercially reasonable efforts to, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (A) and (B) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the registration statement.

5.2 Prepare and file with the Commission such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

5.3 Furnish to the Selling Holders such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

5.4 Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under state securities laws of such jurisdictions as shall be reasonably requested by the Selling Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

5.5 In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Selling Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

5.6 Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act: (i) when the registration statement or any post-effective amendment thereto has become effective; (ii) of the issuance by the Commission of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every reasonable effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) when the Company notifies the Commission of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

5.7 Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted.

5.8 Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and with the CUSIP number for all such Registrable Securities, not later than the effective date of such registration.

5.9 Cooperate with the Selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of the Registrable Securities to the underwriters.

5.10 If the offering is underwritten and at the request of any Selling Holder, use its commercially reasonable efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) opinions dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and the transfer agent for the Registrable Securities so delivered, respectively, to the effect that such registration statement has become effective under the Securities Act and such Registrable Securities are freely tradable, and covering such other matters as are customarily covered in opinions of issuer’s counsel delivered to underwriters and transfer agents in underwritten public offerings and (ii) a letter dated such date from the independent public accountants who have certified the financial statements of the Company included in the registration statement or the prospectus, covering such matters as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings.

5.11 If at any time after a registration statement relating to the Registrable Non-Conversion Securities is declared effective less than 90% of the then Registrable Non-Conversion Securities are then registered in one or more registration statements, then the Company shall, upon written request of a majority in interest of the Holders of Registrable Non-Conversion Securities, file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional registration statement covering the resale by the Holders of not less than 100% of the number of then Registrable Non-Conversion Securities. For purposes of this Section 5.11, Registrable Non-Conversion Securities held by Holders who have not furnished a Selling Stockholder Questionnaire at the time a registration statement referred to in (i) or (ii) above, as applicable, is declared effective or who have requested that their Registrable Non-Conversion Securities not be included in a registration statement, shall not be included in determining the percent of Registrable Non-Conversion Securities then registered pursuant to one or more registration statements.

5.12 Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (a) any order suspending the effectiveness of a registration statement, or (b) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

6. Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action with respect to the Registrable Securities of any Selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder’s Registrable Securities.

7. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a registration statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with the trading market on which the Common Stock is then listed for trading, and (ii) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable

Securities for investment under the laws of such jurisdictions as requested by the Holders), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or any legal fees or other costs of the Holders.

8. Indemnification. In the event that any Registrable Securities are included in a registration statement under this Agreement:

8.1 To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) in connection with the Company’s obligations under this Agreement: (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein made, under the circumstances in which they were made, not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 8.1. shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person. The Company shall notify the Holders promptly of the institution, threat or assertion of any proceeding or other action arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

8.2 To the extent permitted by law, each Selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 8.2, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

8.3 Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if, in the opinion of counsel to the indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8.

8.4 If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8.4, no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

8.5 Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

8.6 The obligations of the Company and Holders under this Section 6 shall survive the termination of this Agreement.

9. General.

9.1 Severability. The invalidity or unenforceability of any provision of this agreement shall not affect the validity or enforceability of any other provision of this agreement.

9.2 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

9.3 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Virginia, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Roanoke, County of Roanoke, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

9.4 Notices. All notices, requests, consents, and other communications under this agreement shall be in writing and shall be deemed delivered (i) in the case of Investors located in the United States only, two business days after being sent by registered or certified mail, return receipt requested, postage prepaid, and in the case of Investors located outside the United States, ten days after being sent by air mail, postage prepaid, or (ii) the scheduled delivery date after being sent via a reputable nationwide courier service (no signed receipt being necessary), or (iii) by fax with electronic confirmation of receipt, or (iv) by electronic mail, with no notice of delivery failure, in each case to the intended recipient as set forth below:

If to the Company:

Catcher Holdings, Inc.
44084 Riverside Parkway
Leesburg, VA 20176
Fax: (925) 887-6747
Email: dmccarthy@catcherinc.com

Copy to:	Morrison & Foerster, LLP
12531 High Bluff Drive, Suite 100
San Diego, California 92130
Attention: Jeremy D. Glaser
Fax: (858) 523-2822
Email: jglaser@mofo.com

If to an Investor, at the address set forth on Exhibit A for such Investor, or at such other address or addresses as may have been furnished to the Company in writing by such Investor.

9.5 Complete Agreement. This agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

9.6 Amendments and Waivers. Any term of this agreement may be amended or terminated and the observance of any term of this agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of a majority of the Registrable Securities; provided, that this agreement may be amended with the consent of the holders of less than all Registrable Securities only in a manner which applies on its face to all such holders in substantially the same fashion. Any such amendment, termination or waiver effected in accordance with this Section 9.6 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

9.7 Pronouns. Whenever the context may require, any pronouns used in this agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

9.8 Counterparts; Faxed Signatures. This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This agreement may be executed by faxed signatures. In connection with any Closing pursuant to the Note and Warrant Purchase Agreements, any purchaser participating in such closing shall execute and deliver a copy of the Purchaser Questionnaire and a counterpart signature page to, and thereby, without further action by any Investor, become a party to and be deemed an Investor under, this Agreement, and all schedules and exhibits hereto shall automatically be updated to reflect such purchaser as a party hereto.

9.9 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

9.10 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the persons as permitted under either the New Note and Restricted Stock Purchase Agreement or Old Note and Restricted Stock Purchase Agreement, as applicable

9.11 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the

Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

9.12 Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 5.6, such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

9.13 Deferral. Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith determination (a) that continued use by the Investors of an effective registration statement for purposes of effecting offers or sales of Registrable Securities pursuant thereto would require, under the Securities Act, premature disclosure in the registration statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (b) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (c) that it is therefore essential to suspend the use by the Investors of any such registration statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto, then the right of the Investors to use any such registration statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto shall be suspended until further notice by the Company (the “Suspension Period”); provided, however, that the Company will use its reasonable best efforts to notify the Investors at such time that it is no longer essential to suspend the use by the Investors of any such registration statement (and the prospectus relating thereto) pursuant to this Section 9.13. During the Suspension Period, none of the Investors shall offer or sell any Registrable Securities pursuant to or in reliance upon any such registration statement (or the prospectus relating thereto).

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CATCHER HOLDINGS, INC.

By:	/s/ Denis McCarthy
Name:	Denis McCarthy
Title:	Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES OF INVESTORS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

AGREED AND ACCEPTED:

By:
Name:
Title:

EXHIBIT A

Investors

Annex B

CATCHER HOLDINGS, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $.001 per share (the “Common Stock”), of Catcher Holdings, Inc., a Delaware corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form SB-2 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of June 20, 2007 (the “Registration Rights Agreement”), among the Company and the Investors named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

	(a)	Full Legal Name of Selling Securityholder

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

	(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:
3.	Beneficial Ownership of Registrable Securities:

	(a)	Type and Principal Amount of Registrable Securities beneficially owned (not including the Registrable Securities that are issuable pursuant to the Purchase Agreements):

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐        No ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes ☐        No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐        No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐        No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: